                                 EXHIBIT  10.36

                        1995 STOCK PLAN OF NEXGEN, INC.
                        -------------------------------
                          (As Amended October 2, 1996)

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                         -----

SECTION  1.          ESTABLISHMENT AND PURPOSE                              1

SECTION  2.          DEFINITIONS                                            1

SECTION  3.          ADMINISTRATION                                         4

           (a)       Committee Membership                                   4

           (b)       Committee Procedures                                   5

           (c)       Committee Responsibilities                             5

SECTION  4.          ELIGIBILITY                                            6

           (a)       General Rules                                          6

           (b)       Outside Directors                                      6

           (c)       Ten-Percent Stockholders                               8

           (d)       Attribution Rules                                      8

           (e)       Outstanding Stock                                      8

SECTION  5.          STOCK SUBJECT TO PLAN                                  8

           (a)       Basic Limitation                                       8

           (b)       Additional Shares                                      9

SECTION 6.           TERMS AND CONDITIONS OF AWARDS OR SALES                9

           (a)       Stock Purchase Agreement                               9

           (b)       Duration of Offers and Nontransferability of Rights    9

           (c)       Purchase Price                                         9

           (d)       Withholding Taxes                                      9

           (e)       Restrictions on Transfer of Shares                    10

SECTION 7.           TERMS AND CONDITIONS OF OPTIONS                       10

           (a)       Stock Option Agreement                                10

           (b)       Number of Shares                                      10

           (c)       Exercise Price                                        10

           (d)       Withholding Taxes                                     10

           (e)       Exercisability                                        11

           (f)       Term                                                  11

           (g)       Nontransferability                                    11

           (h)       No Rights as a Stockholder                            11

           (i)       Modification, Extension and Renewal of Options        11

           (j)       Restrictions on Transfer of Shares                    12

SECTION 8.           PAYMENT FOR SHARES                                    12

           (a)       General Rule                                          12

           (b)       Surrender of Stock                                    12

           (c)       Exercise/Sale                                         12

           (d)       Exercise/Pledge                                       13

           (e)       Services Rendered                                     13

           (f)       Promissory Note                                       13

SECTION 9.           ADJUSTMENT OF SHARES

           (a)       General                                               13

           (b)       Reorganizations                                       14

           (c)       Reservation of Rights                                 14

SECTION 10.          SECURITIES LAWS                                       14

SECTION 11.          NO RETENTION RIGHTS                                   14

SECTION 12.          DURATION AND AMENDMENTS                               15

           (a)       Term of the Plan                                      15

           (b)       Right to Amend or Terminate the Plan                  15

           (c)       Effect of Amendment or Termination                    15

                        1995 STOCK PLAN OF NEXGEN, INC.
                        -------------------------------


SECTION 1.  ESTABLISHMENT AND PURPOSE.
-------------------------------------

          The Plan was originally adopted by the Board of Directors of NexGen, Inc. (The "NexGen Board") on March 12, 1995, and thereafter amended by the NexGen Board on May 10, 1995 and December 8, 1995. Effective upon the merger of NexGen, Inc. with and into Advanced Micro Devices, Inc. ("AMD") on January 17, 1996, AMD assumed the Plan as the successor to NexGen. The AMD Board of Directors amended the Plan on February 7, 1996 and April 25, 1996. The purpose of the Plan is to offer selected employees, consultants and promotional representatives an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

          The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.
-----------------------

          (a)  "Board of Directors" shall mean the Board of Directors of the
                  ------------------
Company, as constituted from time to time.

          (b)  "Change of Control" shall mean the occurrence of any of the
                -----------------
following events or as otherwise defined in an Optionee or Offeree's employment agreement:

               (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities;

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (iii) of this sentence) whose appointment, election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election, or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

               (iii) there is consummated a merger or consolidation of the Company or a Subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

               (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          Notwithstanding the foregoing (i) no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (ii) "Change of Control" shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company's then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

            (c)  "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended.

            (d)  "Committee" shall mean a committee of the Board of Directors,
                  ---------
as described in Section 3(a).

            (e)  "Company" shall mean NexGen, Inc., a Delaware corporation, its
                  -------
parent corporation, or its successor.

            (f)  "Employee" shall mean:
                  --------

               (i) Any individual who is a common-law employee of the Company or of a Subsidiary;

               (ii)  An Outside Director; and

               (iii) An independent contractor who performs services for the Company or a Subsidiary and who is it not a member of the Board of Directors.

Service as an Outsider Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Section 4(a).

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934,
                 ------------
as amended.


            (h)  "Exercise Price" shall mean the amount for which one Share
                  --------------
may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

            (i)  "Fair Market Value" shall mean the market price of Stock,
                  -----------------
determined by the Committee as follows:

               (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

               (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

               (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

               (iv) If none of the foregoing provisions is applicable, then the
            Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

            (j)  "IPO" means the initial offering of stock to the public
                  ---
pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-1.

            (k)  "ISO" shall mean an employee incentive stock option described
                  ---
in section 422(b) of the Code.

            (l)  "Nonstatutory Option" shall mean a stock option not described
                  -------------------
in sections 422(b) or 423(b) of the Code.

            (m)  "Offeree" shall mean an individual to whom the Committee has
                  -------
offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

            (n)  "Option" shall mean an ISO or Nonstatutory Option granted under
                  ------
the Plan and entitling the holder to purchase Shares.

            (o)  "Optionee" shall mean an individual who holds an Option.
                  --------

            (p)  "Outside Director" shall mean a member of the Board of
                  ----------------
Directors who is not a common-law employee of the Company or of a Subsidiary.

            (q)  "Plan" shall mean this 1995 Stock Plan of NexGen, Inc., as it
                  ----
may be amended from time to time.

            (r)  "Purchase Price" shall mean the consideration for which one
                  --------------
Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

            (s)  "Service" shall mean service as an Employee.
                  -------

            (t)  "Share" shall mean one share of Stock, as adjusted in
                  -----
accordance with Section 9 (if applicable).

            (u)  "Stock" shall mean the Common Stock of the Company.
                  -----

            (v)  "Stock Option Agreement" shall mean the agreement between the
                  ----------------------
Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

            (w)  "Stock Purchase Agreement" shall mean the agreement between the
                  ------------------------
Company and an offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

            (x)  "Subsidiary" shall mean any corporation, if the Company and/or
                  ----------
one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          (y)  "Total and Permanent Disability" shall mean that the Optionee
                ------------------------------
is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

          (z)  "Vesting Start Date," in the case of an Outside Director, shall
                ------------------
mean the latest of:

                 (i)  The date of the IPO;

                 (ii) The earliest date when the Outside Director no longer holds unexercisable options to purchase more than 10,000 Shares that were granted to him or her by the Company prior to the IPO: or

                 (iii) The date when the Outside Director first joins the Board of Directors.

SECTION 3.  ADMINISTRATION.
---------   --------------

          (a)  Committee Membership.    The Plan shall be administered by the
               --------------------
Committee. The Committee shall consist of two or more members of the Board of Directors who meet the requirements established from time to time by:

               (i) The Securities and Exchange Commission for plans intended to qualify for exemptions under Rule 16b-3 (or its successor) under the Exchange Act; and

               (ii) The Internal Revenue Service for plans intended to qualify for an exemption under section 162(m) (4) (C) of the Code.

An Outside Director shall not fail to meet such requirements solely because he or she receives the Nonstatutory Options described in Section 4(b). The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who need not meet such requirements. Such committee may administer the Plan with respect to Employees who are not officers or directors of the Company, may grant Shares and Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

          (b)  Committee Procedures. The Board of Directors shall designate one
               --------------------
of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The act as of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

          (c)  Committee Responsibilities.    Subject to the provisions of the
               --------------------------
Plan, the Committee shall have full authority and discretion to take the following actions:

               (i)    To interpret the Plan and to apply its provisions;

               (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

               (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

               (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

               (v)    To select the Offerees and Optionees;

               (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

               (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

               (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option ;

               (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

               (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

               (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.
---------   -----------

          (a)  General Rules.    Only Employees (including, without limitation,
               -------------
independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

          (b)  Outside Directors.    Any other provision of the Plan
               -----------------
notwithstanding, Outside Directors shall not participate in the Plan after February 7, 1996, although Options granted to Outside Directors prior to such date shall continue to be governed by the Plan as in effect prior to February 7, 1996.

          (c)  Ten-Percent Stockholders.    An Employee who owns more than 10
               ------------------------
percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

               (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

               (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

          (d)  Attribution Rules.    For purposes of Subsection (c) above, in
               -----------------
determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

          (e)  Outstanding Stock.    For purposes of Subsection (c) above,
                ----------------
"outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.
---------   ---------------------

          (a)  Basic Limitation.    Shares offered under the Plan shall be
               ----------------
authorized but unissued Shares or treasury Shares. The aggregate number of Shares which is issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,250,741 Shares; provided that the number of Shares which is issued under the Plan upon exercise of ISOs shall in no event exceed 1,200,000 Shares during the entire term of the Plan. All limitations under this Subsection (a) shall be subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b)  Additional Shares.    In the event that any outstanding option
               -----------------
granted under this Plan or the 1987 Employee Stock Plan of NexGen, Inc. (the "Prior Plan") for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan. In the event that Shares issued under this Plan or the Prior Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall become available for the purposes of this Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.
---------   ---------------------------------------

          (a)  Stock Purchase Agreement.    Each award or sale of Shares under
               ------------------------
the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b)  Duration of Offers and Nontransferability of Rights.    Any right
               ---------------------------------------------------
to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

          (c)  Purchase Price.    The Purchase Price of Shares to be offered
               --------------
under the Plan shall not be less than the par value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

          (d)  Withholding Taxes.    As a condition to the award, sale or
               -----------------
vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

          (e)  Restrictions on Transfer of Shares.    Any Shares awarded or sold
               ----------------------------------
under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as of the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.
---------   -------------------------------

          (a)  Stock Option Agreement.    Each grant of an Option under the Plan
               ----------------------
shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b)  Number of Shares.    Each Stock Option Agreement shall specify
               ----------------
the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 400,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          (c)  Exercise Price.    Each Stock Option Agreement shall specify the
               --------------
Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than the par value of a Share. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in
Section 8.

          (d)  Withholding Taxes.    As a condition to the exercise of an
               -----------------
Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the

Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

          (e)  Exercisability.    Each Stock Option Agreement shall specify the
               --------------
date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion.

          If the employment of any Optionee who is a common law employee of the Company is terminated by the Company for any reason other than Misconduct or if applicable, by Constructive Termination, within one year after a Change of Control has occurred, then all Options held by such Optionee shall become fully vested for exercise upon the date of termination, irrespective of the vesting provisions of the Optionee's Stock Option Agreement unless otherwise provided in an Optionee's employment agreement. For purposes of this paragraph, the following definitions apply unless the following term or terms of similar effect are otherwise defined in an Optionee's employment agreement: (i) "Change of Control" shall have the meaning assigned by Section 2(b) of the Plan unless a different meaning is defined in an Optionee's Stock Option Agreement or employment agreement, (ii) "Misconduct" shall mean the commission of an act of theft, embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company or any of its Subsidiaries (as determined by the Board of Directors), the deliberate disregard of the rules of the Company or any of its Subsidiaries, any unauthorized disclosure of any of the trade secrets or confidential information of the Company or any of its Subsidiaries, engaging in any conduct which constitutes unfair competition with the Company or any of its Subsidiaries, the inducement of any customer of the company or any of its Subsidiaries, or the inducement of any principal for whom the Company or any of its Subsidiaries acts as agent to terminate such agency relationship; and (iii) "Constructive Termination" shall mean a resignation by an Optionee who has been elected by the Board of Directors as a corporate officer of the Company due to diminution of or adverse change in the circumstances of the Optionee's employment with the Company, as determined in good faith by the Optionee, including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company, and such termination shall be deemed to occur on the date such notice is delivered to the Company.

          A Stock Option Agreement or employment agreement may also provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability, retirement or upon other events.

          (f)  Term.    Each Stock Option Agreement shall specify the term of
               ----
the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. A Stock Option Agreement may provide that the Option will expire before the end of its normal term in the event that the Optionee's Service terminates.

          (g)  Nontransferability.    During an Optionee's lifetime, such
               ------------------
Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

          (h)  No Rights as a Stockholder.    An Optionee, or a transferee of an
               --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

          (i)  Modification, Extension and Renewal of Options.    Within the
               ----------------------------------------------
limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of the outstanding options (to the extend not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

          (j)  Restrictions on Transfer of Shares.    Any Shares issued upon
               ----------------------------------
exercise of an Option may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.
---------   ------------------

          (a)  General Rule.    The entire Purchase Price or Exercise Price of
               ------------
Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

               (i)  Stock Purchases.    In the case of Shares sold under the
                    ---------------
          terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

               (ii)  ISO's.  In the case of an ISO granted under the Plan,
                     ------
          payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d), or (f) below.

               (iii)  Nonstatutory Options.    In the case of a Non-statutory
                      --------------------
          Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), (d) or (f) below.

          (b)  Surrender of Stock.    To the extent that this Subsection (b) is
               ------------------
applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (c)  Exercise/Sale.    To the extent that this Subsection (c) is
               -------------
applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          (d)  Exercise/Pledge.    To the extent that this Subsection (d) is
               ---------------
applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

          (e)  Services Rendered.    To the extent that this Subsection (e) is
               -----------------
applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

          (f)  Promissory Note.    To the extend that this Subsection (f) is
               ---------------
applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the part value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

SECTION 9.  ADJUSTMENT OF SHARES.
---------   --------------------

          (a)  General.  In the event of a subdivision of the outstanding Stock,
               -------
a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

               (i) The number of Shares available under Section 5 for future grants;

               (ii)  The limit set forth in Section 7(b);

               (iii) The number of Nonstatutory Options to be granted to Outside Directors under Section 4(b);

               (iv)  The number of Shares covered by each outstanding Option; or

               (v)  The Exercise Price under each outstanding Option.

          (b)  Reorganizations.  Unless otherwise provided in an Optionee's
               ---------------
employment agreement, in the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration.

          (c)  Reservation of Rights.    Except as provided in this Section 9,
               ---------------------
an Optionee or Offeree shall have not rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of share of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.
----------   ---------------

          Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO RETENTION RIGHTS.
----------   -------------------

          Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

SECTION 12.  DURATION AND AMENDMENTS.
----------   -----------------------

          (a)  Term of the Plan.    The Plan, as set forth herein, shall become
               ----------------
effective as of May 10, 1995. The Plan, if not extended, shall terminate automatically on March 11, 2005. It may be terminated on any earlier date pursuant to Subsection (b) below.

          (b)  Right to Amend or Terminate the Plan.    The Board of Directors
               ------------------------------------
may amend, suspend or terminate the Plan at any time and for any reason, except that the provisions of Section 4(b) relating to the amount, price and timing of grants to Outside Directors shall not be amended more than once in any six-month period. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws or regulations.

          (c)  Effect of Amendment or Termination.  No Shares shall be issued or
               ----------------------------------
sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.